EXHIBIT 10.3
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                                    GUARANTY
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     THIS GUARANTY, made and entered into as of the 31st day of December, 2004, is by Global Matrechs, Inc. (the "Guarantor"), a Delaware corporation having a principal place of business at 90 Grove Street, Ridgefield Connecticut 06877 to Mark T. Allen, residing at 29 Loring Drive, Norwell, Massachusetts 02061, (together with with any legal representatives, heirs, successors and assigns to become holders of the hereinafter described Obligations referred to herein individually and collectively as the "Obligee").


                              W I T N E S S E T H:
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     WHEREAS,Obligee has extended credit to True To Form, Limited ("Debtor") as evidenced by that certain Secured Note dated as of December 31, 2004 (as amended, restated, modified, or replaced from time to time, the "Note"), in connection with the merger of True to Form, Limited , a Massachusetts corporation and TTF Acquisition Corp., a wholly owned subsidiary of Guarantor. To induce Obligee to extend credit to Debtor, Guarantor has agreed to guarantee the Obligations, as hereinafter defined and executes and delivers this Guarantee to Secured Party. All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Note or the Security Agreement from Debtor to Obligee of even date herewith.

     WHEREAS, pursuant to the Agreement and Plan of Merger, the Guarantor has agreed to make certain other payments and perform certain obligations to the Obligee (together with the Note referred to herein collectively as the "Obligations"); and

     WHEREAS, in order to secure the Obligations, the Obligee is requiring the instant Guaranty by the Guarantor; and

     WHEREAS, the Guarantor expects to derive an advantage from the Obligee's deferral of the Merger Consideration and extension of credit to the Debtor and is therefore willing to enter into this Guaranty,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and in consideration of the premises as aforesaid, the Guarantor, intending to be legally bound, hereby agrees, guarantees and covenants as follows:
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     1.   The Guarantor hereby absolutely and unconditionally guarantees (a) the full and prompt payment of all principal, interest and any other sum due and payable pursuant to the terms of the Obligations, (b) the due and punctual performance and observance of all the terms and conditions of the Obligations, and (c) to pay the costs of collection, including, without limitation, reasonable legal expenses and reasonable attorneys' fees, paid or incurred by the Obligee in collecting and/or enforcing the Obligations, whether at maturity or earlier by reason of acceleration or otherwise, as demanded by the Obligee and, in case of one or more extensions of time, or renewals or modifications, in whole or in part, of the Obligations, that the same will be promptly paid and/or performed when due and as required according to each such extension, renewal or modification, whether at maturity or earlier by reason of acceleration or otherwise.

     2. This is a guaranty of payment and not of collection. The liability of the Guarantor on this Guaranty shall be direct and immediate and not conditioned or contingent upon the pursuit of any remedies against the Debtor, any other guarantor of all or part of the Obligations (or any other obligation of the Debtor) or any other person, nor upon the pursuit of any remedies against any collateral available to the Obligee. The Guarantor waives any right to require that an action be brought against the Debtor or any other person or to require that resort be had to any security or collateral available to the Obligee. Upon failure of the Guarantor to pay promptly all amounts due under this Guaranty upon demand, the Guarantor agrees to pay all reasonable legal and other costs and expenses, including, without limitation, reasonable attorneys' fees, paid or incurred by the Obligee in connection with the enforcement of this Guaranty.

     3. The Guarantor agrees that whenever at any time or from time to time the Guarantor shall make any payment to the Obligee hereunder on account of any obligations guaranteed hereunder, the Guarantor shall notify the Obligee in writing that such payment is made under this Guaranty for such purpose.

     4. The Obligee may assign this Guaranty or any of the Obligee's rights and powers hereunder and may assign and/or deliver to any such assignee any of the security for the Obligations and, in the event of such assignment, the assignee hereof or of such rights and powers, shall have the same rights and remedies as if originally named herein in place of the Obligee.

     5. The Guarantor agrees and consents that the whole or any part of any security which may now or hereafter be held for the indebtedness of the Debtor may be exchanged, compromised, substituted or surrendered at any time or from time to time; that the time or place of payment of the debt of the Debtor secured hereby may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed, modified, increased, decreased, or accelerated in whole or in part; that the Debtor may be granted indulgences
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generally; that any of the provisions of the Obligations or other instruments evidencing any indebtedness of the Debtor or any security therefor may be modified or waived; that any party liable for the payment thereof (including, without limitation, any other co-guarantor) may be granted indulgences or released, all without notice to or further assent by the Guarantor, who shall remain bound notwithstanding any exchange, compromise, surrender, extension, renewal, increase or decrease in indebtedness, acceleration, modification, indulgence or release.

     6. Notice of acceptance of this Guaranty and of the incurring of any and all of the Obligations of the Debtor hereinbefore mentioned is hereby waived by the Guarantor. The Guarantor also hereby waives presentment, demand, protest, notice of protest and notice of dishonor of any Obligation guaranteed hereby. This Guaranty and all rights, obligations and liabilities arising hereunder shall be construed in accordance with the laws of the State of New York. For purposes of settling any disputes hereunder, the Obligee and the Guarantor hereby submit themselves to the jurisdiction of any court, federal or state, sitting in New York County, New York, and hereby further waive any and all objections as to the venue of any such court and hereby further waive trial by jury.

     7. No set-off, counterclaim (except for such counterclaim which, unless asserted, is waived), reduction or diminution of any obligation (other than performance by the Guarantor in full of his obligation hereunder) shall be available to the Guarantor in any action brought by the Obligee against the Guarantor hereunder.

     8. If any provision of this Guaranty shall be held to be invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect any of the remaining provisions, and this Guaranty shall be enforced to the maximum extent permitted by law.

     9. No omission or delay on the Obligee's part in exercising any right hereunder or in taking any action to collect or enforce payment of any Obligations guaranteed hereby shall constitute a waiver of any such right or release or affect the obligations of Guarantor hereunder.

     10. This Guaranty shall bind the heirs, executors, adminis trators, successors and assigns of the Guarantor. So long as the Debtor's Obligations to the Obligee have not been paid in full, no payment by the Guarantor pursuant to the provisions hereof shall entitle the Guarantor, by subrogation to the right of the Obligee or otherwise, to any payment by the Debtor or out of the property of the Debtor. A subsequent guaranty by the Guarantor or any other guarantor of Debtor's Obligations guaranteed and secured hereby shall not be deemed to be in lieu of or to supersede or terminate this Guaranty unless agreed to in writing by the Obligee; and, in the event the Guarantor, or any other guarantors, have given to the Obligee a previous guaranty or guaranties, this Guaranty shall be construed to be an additional or
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supplementary guaranty, and not to be in lieu thereof or to terminate such previous guaranty or guaranties unless expressly so provided herein.

     11. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

     To the Guarantor:

              Global Matrechs, Inc.
              90 Grove Street, Suite 201
              Ridgefield, Connecticut 06877
              Attn:  Michael Sheppard
              Facsimile: (203) 431-8304

     With a copy to:

              Foley Hoag LLP
              155 Seaport Boulevard
              Boston, Massachusetts  02210
              Attn: David A Broadwin, Esq.
              Facsimile: (617) 832-7000

     To the Obligee:

              Mark Allen
              91 French Avenue
              Braintree, MA 02184
              PH: 781.848.1174
              FX: 781.848.1175

     With a copy to:

              Samuel  Krieger
              Krieger & Prager LLP
              39 Broadway
              New York, NY 10006
              Facsimile: (212 ) 363-2999
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IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the 31st day of December, 2004


                                                GLOBAL MATRECHS, INC.



                                                By: /s/ Michael Sheppard
                                                    ----------------------------
                                                    Michael Sheppard, President